EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2026, of John Hancock Comvest Private Income Fund (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Cecilio M. Rodriguez, the Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 12, 2026

/s/ Cecilio M. Rodriguez
Cecilio M. Rodriguez
Chief Financial Officer